PURCHASE AGREEMENT

			      between

			 THE BOEING COMPANY

			 	and

		        SOUTHWEST AIRLINES CO.






		Relating to Boeing Model 737-7H4 Aircraft

		    Purchase Agreement Number 1810














*** 	Pursuant to 17 CFR, 240.24b-2, confidential
	information has been omitted and has been filed separately with the Securities and Exchange
	Commission pursuant to a Confidential Treatment
	Application filed with the Commission.


				TABLE OF CONTENTS


							    Page	SA
							    Number	Number

ARTICLES


1.	Subject Matter of Sale					1-1	SA-13

2.	Delivery, Title and Risk
	of Loss							2-1	SA-13

3.	Price of Aircraft					3-1	SA-13

4.	Taxes							4-1

5.	Payment							5-1

6.	Excusable Delay						6-1

7.	Changes to the Detail
	Specification						7-1	SA-1

8.	Federal Aviation Requirements and
	Certificates and Export License				8-1

9.	Representatives, Inspection,
	Flights and Test Data					9-1

10.	Assignment, Resale or Lease				10-1

11.	Termination for Certain Events				11-1

12.	Product Assurance; Disclaimer and
	Release; Exclusion of Liabilities;
	Customer Support; Indemnification
	and Insurance						12-1

13.	Buyer Furnished Equipment and
	Spare Parts						13-1

14.	Contractual Notices and Requests			14-1

15.	Miscellaneous						15-1



				TABLE OF CONTENTS


									SA
									Number

EXHIBITS


A	Aircraft Configuration						SA-13

B	Product Assurance Document					SA-1

C	Customer Support Document

D	Price Adjustments Due to
	Economic Fluctuations - Aircraft				SA-13

E	Buyer Furnished Equipment
	Provisions Document

F	Defined Terms Document


LETTER AGREEMENTS


1810-1	Waiver of Aircraft Demonstration Flight

		    							SA
									Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2	***						SA-13

6-1162-RLL-933R9	Option Aircraft					SA-13

6-1162-RLL-934R2	Disclosure of Confidential			SA-13
			Information

6-1162-RLL-935R1	***						SA-1

6-1162-RLL-936R4	Certain Contractual Matters			SA-4

6-1162-RLL-937		Alternate Advance Payment Schedule

6-1162-RLL-938		***

6-1162-RLL-939R1	Certification Flight Test Aircraft		SA-1

6-1162-RLL-940R1	Training Matters				SA-1

			   TABLE OF CONTENTS CON'T

			    						SA
									Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-941R2	Other Matters					SA-13

6-1162-RLL-942		Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights				SA-6

6-1162-RLL-944		Airframe Maintenance Material Cost
			Protection Program

6-1162-RLL-945		Comparison of 737-7H4 and 737-3H4
			Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters			SA-4

6-1162-RLL-1856		***						SA-1

6-1162-RLL-1857		Service Ready Validation Program		SA-1
			Field Test

6-1162-RLL-1858R1	Escalation Matters				SA-4

6-1162-RLL-2036		Amortization of Costs for
			Customer Unique Changes				SA-1

6-1162-RLL-2037		Reconciliation of the Aircraft			SA-1
			Basic Price

6-1162-RLL-2073		Maintenance Training Matters			SA-1

6-1162-KJJ-054		Business Matters				SA-13

6-1162-KJJ-055		***						SA-13

6-1162-KJJ-056		***						SA-13

6-1162-KJJ-057		***						SA-13

6-1162-KJJ-058		***						SA-13




			PURCHASE AGREEMENT NO. 1810

				Relating to

		     BOEING MODEL 737-7H4 AIRCRAFT




	This Agreement is entered into as of January 19th
1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).

Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.	Subject Matter of Sale.

	1.1	The Aircraft.  Subject to the terms and
conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of one hundred forty-two (142) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, and ninety-four (94) Boeing Model 737-7H4 (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, Revision A, dated February 24, 1998 as described in
Exhibit A-1, as modified from time to time in accordance with this Agreement (Detail Specification).

	1.2	Additional Goods and Services.  In connection
with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

	1.3	Performance Guarantees.  Any performance
guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail
Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

	1.4	Defined Terms.  For ease of use, certain terms
are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 2.	Delivery, Title and Risk of Loss.

	2.1	Time of Delivery.  The Aircraft will be
delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

	Month and Year
	  of Delivery  		Quantity of Aircraft

		    Block A Aircraft

	October 1997			Two (2)
	November 1997			Two (2)

		    Block B Aircraft

	January 1998			Two (2)
	February 1998			Three (3)
	March 1998			Two (2)
	April 1998			Two (2)
	May 1998			Two (2)
	June 1998			One (1)
	July 1998			Two (2)
	September 1998			Two (2)

		    Block C Aircraft

	February 1999			Four (4)
	May 1999			Four (4)
	July 1999			Four (4)
	August 1999			One (1)
	September 1999			Three (3)

		    Block D Aircraft

	November 1999			Two (2)
	December 1999			One (1)
	January 2000			One (1)
	March 2000			Four (4)
	July 2000			Four (4)
	August 2000			Three (3)

		    Block E Aircraft

	December 2000			Two (2)
	January 2001			One (1)
	February 2001			One (1)
	March 2001			Two (2)
	July 2001			Three (3)
	September 2001			Three (3)


	            Block F Aircraft

	October 1998			One (1)
	November 1998			Two (2)
	December 1998			Two (2)

	            Block G Aircraft

	March 1999			Two (2)

	            Block H Aircraft

	June 1999			Two (2)
	July 1999			One (1)
	August 1999			One (1)
	September 1999			Two (2)
	October 1999			One (1)
	March 2000			One (1)
	April 2000			Two (2)
	October 2000			Three (3)
	March 2001			Two (2)
	April 2001			One (1)
	October 2001			Three (3)

                   Block I Aircraft

	January 2002			Four (4)
	March 2002			Four (4)
	April 2002			Two (2)
	July 2002			Four (4)
	October 2002 			Four (4)

	            Block J Aircraft

	January 2003			Four (4)
	March 2003			One (1)

	            Block K Aircraft

	April 2004			Two (2)
	July 2004 			Three (3)

	            Block L Aircraft

	October 1999			One (1)
	November 1999			Two (2)
	December 1999			One (1)
	June 2000			Three (3)
	July 2000			Three (3)
	September 2000			One (1)
	October 2000			One (1)
	November 2000			Three (3)
	December 2000			Two (2)
	January 2001			One (1)
	February 2001			One (1)
	July 2001			One (1)
	September 2001			One (1)
	October 2001 			One (1)
	September 2002			Three (3)

	            Block T Aircraft

	February 2002			One (1)
	May 2002			Two (2)
	June 2002			Two (2)
	July 2002			One (1)
	August 2002			Two (2)
	November 2002			Two (2)
	February 2003			One (1)
	May 2003			Two (2)
	June 2003			Two (2)
	August 2003			Three (3)
	February 2004			Three (3)
	March 2004			Three (3)
	April 2004			One (1)
	May 2004			Four (4)
	June 2004			Three (3)
	July 2004			Two (2)
	August 2004			Two (2)
	September 2004			Two (2)
	October 2004			Two (2)
	November 2004			Two (2)
	February 2005			One (1)
	May 2005			One (1)
	June 2005			One (1)
	August 2005			One (1)
	September 2005			One (1)
	February 2006			Three (3)
	March 2006			One (1)
	May 2006			Three (3)
	June 2006			Four (4)
	July 2006			One (1)
	August 2006			Three (3)
	September 2006			Three (3)
	November 2006			Two (2)
	December 2006			Two (2)
	January 2007			Two (2)
	February 2007			Three (3)
	March 2007			Two (2)
	April 2007			Two (2)
	May 2007			Two (2)
	June 2007			Two (2)
	July 2007			Two (2)
	August 2007			Two (2)
	September 2007			Two (2)
	October 2007			Two (2)
	November 2007			Two (2)
	December 2007			Two (2)


2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

	2.3	Notice of Delivery Date.  If Boeing gives
Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

	2.4	Place of Delivery.  The Aircraft will be
delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

	2.5	Title and Risk of Loss.  Title to and risk of
loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

	2.6	Bill of Sale.  Upon delivery of an Aircraft
Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3.	Price of Aircraft.

	3.1	Definitions.

		3.1.1	Special Features are the features
incorporated in Exhibit A which have been selected by Buyer.

		3.1.2	Base Aircraft Price is the Aircraft
Basic Price excluding the price of Special Features.

		3.1.3	Aircraft Basic Price is comprised of
the Base Aircraft Price and the price of the Special
Features.

		3.1.4	Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Aircraft and
Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

		3.1.5	Aircraft Price is the total amount
Buyer is to pay for the Aircraft at the time of delivery.

	3.2	Aircraft Basic Price.

		The Aircraft Basic Price for Block A through L
Aircraft, is expressed in July 1992 dollars; the Aircraft
Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:


			Base 			Special		Aircraft
			Aircraft Price		Features	Basic Price
Block A, B, C,
D & E Aircraft		***			***		***
Block F & G
Aircraft		***			***		***
Block H
Aircraft		***			***		***
Block I
Aircraft		***			***		***
Block J
Aircraft		***			***		***
Block K
Aircraft		***			***		***
Block L
Aircraft		***			***		***
Block T
Aircraft		***			***		***


	3.3	Aircraft Price.  The Aircraft Price will be
established at the time of delivery of such Aircraft to Buyer and will be the sum of:

		3.3.1	the Aircraft Basic Price, which is ***
for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

		3.3.2	the Economic Price Adjustments for the
Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic
Fluctuations - Aircraft) for Aircraft Block T; plus

		3.3.3	other price adjustments made pursuant
to this Agreement or other written agreements executed by Boeing and Buyer.

	3.4	Advance Payment Base Price.

		3.4.1	Advance Payment Base Price.  For
advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

	Month and Year of	Advance Payment Base
	Scheduled Delivery	Price per Aircraft

		    Block A Aircraft

	October 1997			***
	November 1997			***

		    Block B Aircraft

	January 1998			***
	February 1998			***
	March 1998			***
	April 1998			***
	May 1998			***
	June 1998			***
	July 1998			***
	September 1998			***

		    Block C Aircraft

	February 1999			***
	May 1999			***
	July 1999			***
	August 1999			***
	September 1999			***

		    Block D Aircraft

	November 1999			***
	December 1999			***
	January 2000			***
	March 2000			***
	July 2000			***
	August 2000			***

		    Block E Aircraft

	December 2000			***
	January 2001			***
	February 2001			***
	March 2001			***
	July 2001			***
	September 2001			***

	            Block F Aircraft

	October 1998			***
	November 1998			***
	December 1998			***

	            Block G Aircraft

	March 1999			***

	            Block H Aircraft

	June 1999	   		***
	July 1999	    		***
	August 1999	    		***
	September 1999	    		***
	October 1999	    		***
	March 2000	    		***
	April 2000	   		***
	October 2000	    		***
	March 2001	    		***
	April 2001	    		***
	October 2001	    		***

                   Block I Aircraft

	January 2002	    		***
	March 2002	    		***
	April 2002	    		***
	July 2002	    		***
	October 2002 	    		***

	            Block J Aircraft

	January 2003	    		***
	March 2003	    		***

	            Block K Aircraft

	April 2004	    		***
	July 2004 	    		***

	            Block L Aircraft

	October 1999	    		***
	November 1999	   		***
	December 1999	    		***
	June 2000	    		***
	July 2000	    		***
	September 2000	    		***
	October 2000	    		***
	November 2000	    		***
	December 2000	    		***
	January 2001	    		***
	February 2001	    		***
	July 2001	    		***
	September 2001	    		***
	October 2001	    		***
	September 2002	    		***

	            Block T Aircraft


	February 2002			***
	May 2002			***
	June 2002			***
	July 2002			***
	August 2002			***
	November 2002			***
	February 2003			***
	May 2003			***
	June 2003			***
	August 2003			***
	February 2004			***
	March 2004			***
	April 2004			***
	May 2004			***
	June 2004			***
	July 2004			***
	August 2004			***
	September 2004			***
	October 2004			***
	November 2004			***
	February 2005			***
	May 2005			***
	June 2005			***
	August 2005			***
	September 2005			***
	February 2006			***
	March 2006			***
	May 2006			***
	June 2006			***
	July 2006			***
	August 2006			***
	September 2006			***
	November 2006			***
	December 2006			***
	January 2007			***
	February 2007			***
	March 2007			***
	April 2007			***
	May 2007			***
	June 2007			***
	July 2007			***
	August 2007			***
	September 2007			***
	October 2007			***
	November 2007			***
	December 2007			***


		3.4.2	Adjustment of Advance Payment Base
Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

P.A. No. 1810
K/SWA		SA-13